Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of SEDONA Corporation (the “Company”) on Form 10-Q/A for the period ending June 30, 2003 (the “Report”), I, Anita M. Primo, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(3)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Anita M. Primo
Anita M. Primo
Controller and Interim Chief Financial Officer

October 2, 2003

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